Exhibit 10.1
                                  ------------

                               ADVISORY AGREEMENT

Phage Therapeutics International Inc., and its wholly owned subsidiary Phage Therapeutics, Inc., ("PhageTx" or the "Company") desire to engage the advisory services ("Service") of Seymour Froman, PhD, as an advisory ("Advisor") in the general fields of microbiology, mycobacteriology, bacteriophage biology, mycobacteriophage, and bacteriophage therapeutics. Advisor desires to provide such Service to PhageTx. By execution of this Advisory Agreement (the "Agreement"), Advisor agrees to provide such Service in accordance with the following terms and conditions:

1. Service - At time mutually agreeable to Advisor and PhageTx, and as requested by PhageTx, Advisor will undertake the designated Service for one (1) year, commencing on the effective date of this Agreement (See Section 4 below). It is expected that Advisor will provide at least seventy-two (72) days of cumulative Service during the one (1) year period of this Agreement, consisting of periodic teleconferences, electronic mail, written communications, direct meetings, and the like, upon the prior agreement of Advisor and PhageTx.

2. Compensation - As compensation for Advisor's Service, PhageTx will pay Advisor three thousand dollars ($3,000) per month for each month of Service provided during the one (1) year period of this Agreement as an advisory fee ("Fee"). In addition, should Advisor incur other expenses, such as for office supplies, clerical work, shipping, materials or project-related travel, and in the event such expenses are previously determined to be agreeable to Advisor and acceptable to PhageTx, Advisor shall be reimbursed for all such expenses. PhageTx shall make payment to Advisor in accordance with this paragraph within thirty (30) days of recepts of an invoice with attached receipts from Advisor itemizing such expenses. Invoices should be directed to: Phage Therapeutics, Inc., 19017 - 120th Avenue NE, Suite 102, Bothell, WA. 98011. Attn: Kenneth E. Lehman, Controller.

In recognition and consideration of Advisor's potential contributions to the Company's technology and product development efforts, PhageTx wishes Advisor to participate in the Company's future success by granting to Advisor an option to purchase shares of stock in the Company in accord with the legal terms and conditions of the PhagTx Stock Option Plan. The actual grant of options will be determined by the PhageTx Board of Direcotrs, which functions as the Administrator of the Stock Option Plan.

3. Independent Contractor - It is agreed that Advisor will have complete freedom of action as to the details, methods, and means of performing th Service. It is further understood that Advisor is retained by and has contracted with PhageTx only for the purposes and to the extent set forth in this Agreement, and that Advisor's relation to PhageTx during the period of this Agreement shall be that of an independent contractor. Advisor shall not e considered under the provisions of this Agreement or otherwise as having the status of an employee of PhageTx.

4. Effective Date, Term, Termination and Extension - This Agreement becomes effective on January 1, 2001, and will continue in effect until December 31, 2001 (the first twelve-month-period). It is provided, however, that either Advisor or Phage Tx may terminate this Agreement at any time during its term by giving at least one (1) month written notice to the other. At the sole option of PhageTx, this Agreement may be extended for one (1) or more consecutive twelve period(s), under similar terms as are provided herein, except that certain of the terms may be modified by mutual agreement of the parties, by PhageTx's providing to Advisor written notice of its desire to continue the Agreement for an additional term by at least two (2) months prior to the end of the twelve
(12)-month period in question.

5. Inventions - During Advisor's Service to PhageTx, PhageTx may disclose certain confidential information to Advisor and may ask Advisor to participate in activities that may result in inventions related to PhageTx's technology or business. To the extent that Advisor is not precluded from doing so by a pre-existing employment contract or another agreement, where, as a direct result of such Services to PhageTx, Advisor receives or is made aware of technical information by a PhageTx employee, consultant, advisor or contractor that causes Advisor to conceive, make or develop any inventions relating to PhageTx's bacteriophage technology or products, Advisor's signature hereon notices that Advisor agrees to: a) give notice of any such invention to PhageTx; b) assign to PhagTx all of Advisor's rights therein, in-so-far as those rights are not subject to conditions of Advisor's current employment or another agreement; and,
c) execute any documents and otherwise reasonably cooperate with PhageTx in securing patents on such inventions.

6. Security - Advisor shall, during and subsequent to providing Services to PhageTx, keep confidential and shall not use any technical or other proprietary information provided by PhageTx, including knowledge of PhageTx projects, general activities and proprietary information not publicly disclosed relating to PhageTx's technology, products and business which Advisor may acquire as a result of the Services or otherwise. Advisor shall hold all such information in strict confidence and shall not use or disclose such information in any manner, or cause same to be published without PhageTx's prior written consent. This obligation of confidence has been agreed to and is provided for between Advisor and PhageTx in a separate Confidential Disclosure Agreement executed by both parties on November 25, 1998.

Title to all property involved shall remain exclusively with PhageTx. Upon termination of the Service or this Agreement, or upon request at any time, Advisor shall account for and return to PhageTx all papers and materials containing any such confidential information.

PhageTx shall be free to utilize the results of the Services described under this Agreement without any further payment or obligation to Advisor. Thus, it is also essential that Advisor shall undertake not to disclose to PhageTx any information which is secret or confidential or belonging to Advisor or to a third party, or with respect to which Advisor is under an obligation to a third party to maintain confidentiality. Similarly, if during this Agreement Advisor discloses any inventions to PhageTx which were conceived prior to the term or are outside the scope of the Services under this Agreement, PhageTx shall have no liability to Advisor because of its use of such ideas, except that this shall not be construed as a license under any valid patent now or hereafter issued thereon.

7. Publicity - Advisor shall not originate any publicity, news releases, or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement, to any amendment hereto, or to performance hereunder without PhageTx's prior written consent.

8. Conflict of Interest - Advisor represents that he is presently under no obligation to any third party (including a prior employer, government organization, and others with whom he may now consult or may have consulted previously) which would prevent his carrying out his duties and obligations under this Agreement or which is inconsistent with the provisions contained herein. To avoid any potential conflict of interest, Advisor agrees to provide written notice to PhageTx within one (1) week of entering into any consulting, advisory or research agreement with a corporate third party in the field of bacteriophage technology or products during the period Advisor is providing Services to PhageTx. The term "Corporate" is intended to mean any organization operating in the United States of America or in a foreign country with an expressed intent to make profits and includes organizations like limited partnerships, joint ventures, corporations, and the like.

9. Freedom of Action - It is agreed that Advisor's rendering of services under this Agreement shall in no way conflict or interfere with his existing professional responsibilities. In that Advisor is an independent contractor, and not an employee of PhageTx, PhageTx shall not be responsible for Advisor's acts while Advisor is performing the Services hereunder, whether on PhageTx's premises or elsewhere, and Advisor shall not have authority to speak for, represent, or obligate PhageTx in any way without the explicit prior written authority from PhageTx.

If any part of this Agreement shall be held as unenforceable, the remainder of the Agreement shall nevertheless remain in full force and effect and the unenforceable provision shall be construed by the court in such a manner as to be held enforceable while giving maximum effect to the intended meaning.

Please indicate Advisor's acceptance of the foregoing by returning a fully executed copy of this Agreement to PhageTx.

Phage Therapeutics, Inc.:                 Advisor:
19017 - 120th Avenue Ne, Suite 102             Seymour Froman, PhD
Bothell, WA 98011                              20415 Wintergreen Drive
                                               Sun City West, AZ 85375


By: /s/ Richard C. Honour /s/                  By: /s/ Seymour Froman PhD /s/
    -------------------------                      --------------------------
Richard C. Honour, PhD                         Seymour Froman, PhD
President & CEO                                Advisor

Date: 01.05.01                                 Date:  2/04/01
      --------                                      ---------

                               ADVISORY AGREEMENT

Phage Therapeutics International Inc., and its wholly owned subsidiary Phage Therapeutics, Inc., ("PhageTx" or the "Company") desire to engage the advisory services ("Service") of Luiz E. Bermudez, MD, having offices and laboratory operations located at Kuzell Institute for Arthritis and Infectious Diseases, California Pacific Medical Center Research Institute, 2200 Webster Street, Suite 305, San Francisco, CA 94115-1821 ("Kuzell") as an advisor ("Advisor") in the general fields of bacterial infectious diseases, bacteriophage biology and bacteriophage therapeutics. Advisor desires to provide such Service to PhageTx. By execution of this Advisory Agreement (the "Agreement"), Advisor agrees to provide such Service in accordance with the following terms and conditions:

1. Service - At time mutually agreeable to Advisor and PhageTx, and as requested by PhageTx, Advisor will undertake the designated Service for one (1) year, commencing on the effective date of this Agreement (See Section 4 below). It is expected that Advisor will provide at least seventy-two (72) days of cumulative Service during the one (1) year period of this Agreement, consisting of periodic teleconferences, electronic mail, written communications, direct meetings, and the like, upon the prior agreement of Advisor and PhageTx.

2. Compensation - As compensation for Advisor's Service, PhageTx will pay Advisor a minimum of one thousand dollars ($1,000) per day for each full day of Service provided during the one (1) year period of this Agreement as an advisory fee ("Fee"). As compensation for any Service rendered in excess of twenty four
(24) days per year, PhageTX shall also pay Advisor one thousand dollars ($1,000) per day for each full day of work. Partial days of work on which Advisor renders Service shall be compensated by PhageTx on a fractional basis determined by dividing the actual number of hours worked by either (8) and multiplying the fractional result obtained by the applicable per day rate. In addition, at certain times PhageTx may request that Advisor travel away from his home, and in the event that this is agreeable to Advisor, Advisor shall be reimbursed for air travel (economy class), as well as all reasonable living expenses, including, but not limited to, car rental, meals, and lodging. For both the Fee and the reimbursement of expenses, PhageTx shall make all payments to Advisor in accordance with this paragraph within thirty (30) days of recepts of an invoice with attached receipts from Advisor itemizing such expenses. Invoices should be directed to: Phage Therapeutics, Inc., 19017 - 120th Avenue NE, Suite 102, Bothell, WA. 98011. Attn: Kenneth E. Lehman, Controller.

In recognition and consideration of Advisor's potential contributions to the Company's technology and product development efforts, PhageTx wishes Advisor to participate in the Company's future success by granting to Advisor an option to purchase shares of stock in the Company in accord with the legal terms and conditions of the PhagTx Stock Option Plan. The actual grant of options will be determined by the PhageTx Board of Direcotrs, which functions as the Administrator of the Stock Option Plan, and will be provided under a separate Stock Option Agreement.

3. Independent Contractor - It is agreed that Advisor will have complete freedom of action as to the details, methods, and means of performing the Service. It is further understood that Advisor is retained by and has contracted with PhageTx only for the purposes and to the extent set forth in this Agreement, and that Advisor's relation to PhageTx during the period of this Agreement shall be that of an independent contractor, and that Advisor shall be free to dispose of such portion of his entire time, energy and skill as he is not obligated to devote to PhageTx in such manner as he sees fit to such persons, firms, or corporations as he deems necessary, so long as same does not create a conflict of interest between PhageTx and such other persons, firms or corporations.

Advisor shall not be considered under the provisions of this Agreement or otherwise as having the status of an employee of PhageTx, nor shall Advisor be entitled hereafter to participate in any plans, arrangements or distributions by PhageTx relating to any pension, deferred compensation, bonus, stock bonus, hospitalization, insurance or other benefits extended to its employees, since Advisor is performing the Service as and independent contractor.

4. Effective Date, Term, Termination and Extension - This Agreement becomes effective on January 1, 2001, and will continue in effect until December 31, 2001 (the first twelve-month-period). It is provided, however, that either Advisor or Phage Tx may terminate this Agreement at any time during its term by giving at least one (1) month written notice to the other. At the sole option of PhageTx, this Agreement may be extended for one (1) or more consecutive twelve period(s), under similar terms as are provided herein, except that certain of the terms may be modified by mutual agreement of the parties, by PhageTx's providing to Advisor written notice of its desire to continue the Agreement for an additional term by at least two (2) months prior to the end of the twelve
(12)-month period in question.

5. Inventions - During Advisor's Service to PhageTx, PhageTx may disclose certain confidential information to Advisor and may ask Advisor to participate in activities that may result in inventions related to PhageTx's technology or business. To the extent that Advisor is not precluded from doing so by a pre-existing employment contract or another agreement, where, as a direct result of such Services to PhageTx, Advisor receives or is made aware of technical information by a PhageTx employee, consultant, advisor or contractor that causes Advisor to conceive, make or develop any inventions relating to PhageTx's bacteriophage technology or products, Advisor's signature hereon notices that Advisor agrees to: a) give notice of any such invention to PhageTx; b) assign to PhagTx all of Advisor's rights therein, in-so-far as those rights are not subject to conditions of Advisor's current employment or another agreement; and, c) execute any documents and otherwise reasonably cooperate with PhageTx in securing patents on such inventions.

6. Security - Advisor shall, during and subsequent to providing Services to PhageTx, keep confidential and shall not use any technical or other proprietary information provided by PhageTx, including knowledge of PhageTx projects, general activities and proprietary information not publicly disclosed relating to PhageTx's technology, products and business which Advisor may acquire as a result of the Services or otherwise. Advisor shall hold all such information in strict confidence and shall not use or disclose such information in any manner, or cause same to be published without PhageTx's prior written consent. This obligation of confidence has been agreed to and is provided for between Advisor and PhageTx in a separate Confidential Disclosure Agreement executed by both parties on 01-01-2001

Title to all property involved shall remain exclusively with PhageTx. Upon termination of the Service or this Agreement, or upon request at any time, Advisor shall account for and return to PhageTx all papers and materials containing any such confidential information.

PhageTx shall be free to utilize the results of the Services described under this Agreement without any further payment or obligation to Advisor. Thus, it is also essential that Advisor shall undertake not to disclose to PhageTx any information which is secret or confidential or belonging to Advisor or to a third party, or with respect to which Advisor is under an obligation to a third party to maintain confidentiality. Similarly, if during this Agreement Advisor discloses any inventions to PhageTx which were conceived prior to the term or are outside the scope of the Services under this Agreement, PhageTx shall have no liability to Advisor because of its use of such ideas, except that this shall not be construed as a license under any valid patent now or hereafter issued thereon.

7. Publicity - Advisor shall not originate any publicity, news releases, or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement, to any amendment hereto, or to performance hereunder without PhageTx's prior written consent.

8. Conflict of Interest - Advisor represents that he is presently under no obligation to any third party (including a prior employer, government organization, and others with whom he may now consult or may have consulted previously) which would prevent his carrying out his duties and obligations under this Agreement or which is inconsistent with the provisions contained herein. To avoid any potential conflict of interest, Advisor agrees to provide written notice to PhageTx within one (1) week of entering into any consulting, advisory or research agreement with a corporate third party in the field of bacteriophage technology or products during the period Advisor is providing Services to PhageTx. The term "Corporate" is intended to mean any organization operating in the United States of America or in a foreign country with an expressed intent to make profits and includes organizations like limited partnerships, joint ventures, corporations, and the like.

9. Freedom of Action - It is agreed that Advisor's rendering of services under this Agreement shall in no way conflict or interfere with his existing professional responsibilities. In that Advisor is an independent contractor, and not an employee of PhageTx, PhageTx shall not be responsible for Advisor's acts while Advisor is performing the Services hereunder, whether on PhageTx's premises or elsewhere, and Advisor shall not have authority to speak for, represent, or obligate PhageTx in any way without the explicit prior written authority from PhageTx.

If any part of this Agreement shall be held as unenforceable, the remainder of the Agreement shall nevertheless remain in full force and effect and the unenforceable provision shall be construed by the court in such a manner as to be held enforceable while giving maximum effect to the intended meaning.

Please indicate Advisor's acceptance of the foregoing by returning a fully executed copy of this Agreement to PhageTx.

Phage Therapeutics, Inc.:               Advisor:
19017 - 120th Avenue Ne, Suite 102          Luiz E. Bermudez, MD
Bothell, WA 98011                           Kuzell Institute for Arthiritis and
                                               Infectious Diseases
                                            California Pacific Medical Center
                                               Research Institute
                                            2200 Webster Street, Suite 305
                                            San Francisco, CA 94115-1821
By: /s/ Richard C. Honour /s/               By: /s/ Luiz Bermudez /s/
    -------------------------                   ---------------------
Richard C. Honour, PhD                      Luiz E. Bermudez, MD
President & CEO                             Advisor
Date: 01.02.01                              Date: 12/22/00
      --------                                   ---------

                               ADVISORY AGREEMENT

Phage Therapeutics International Inc., and its wholly owned subsidiary Phage Therapeutics, Inc., ("PhageTx" or the "Company") desire to engage the advisory services ("Service") of Tyler A. Kokjohn, PhD, as an advisor ("Advisor") in the general fields of microbiology, bacteriophage biology and bacteriophage therapeutics. Advisor desires to provide such Service to PhageTx. By execution of this Advisory Agreement (the "Agreement"), Advisor agrees to provide such Service in accordance with the following terms and conditions:

1. Service - At time mutually agreeable to Advisor and PhageTx, and as requested by PhageTx, Advisor will undertake the designated Service for one (1) year, commencing on the effective date of this Agreement (See Section 4 below). It is expected that Advisor will provide at least twelve (12) days of cumulative Service during the one (1) year period of this Agreement, consisting of periodic teleconferences, electronic mail, written communications, direct meetings, and the like, upon the prior agreement of Advisor and PhageTx.

2. Compensation - As compensation for Advisor's Service, PhageTx will pay Advisor a minimum of one thousand dollars ($1,000) per day for each full day of Service provided during the one (1) year period of this Agreement as an advisory fee ("Fee"). As compensation for any Service rendered in excess of twelve (12) days per year, PhageTX shall also pay Advisor one thousand dollars ($1,000) per day for each full day of work. Partial days of work on which Advisor renders Service shall be compensated by PhageTx on a fractional basis determined by dividing the actual number of hours worked by either (8) and multiplying the fractional result obtained by the applicable per day rate. In addition, at certain times PhageTx may request that Advisor travel away from his home, and in the event that this is agreeable to Advisor, Advisor shall be reimbursed for air travel (economy class), as well as all reasonable living expenses, including, but not limited to, car rental, meals, and lodging. For both the Fee and the reimbursement of expenses, PhageTx shall make all payments to Advisor in accordance with this paragraph within thirty (30) days of recepts of an invoice with attached receipts from Advisor itemizing such expenses. Invoices should be directed to: Phage Therapeutics, Inc., 19017 - 120th Avenue NE, Suite 102, Bothell, WA. 98011. Attn: Kenneth E. Lehman, Controller.

In recognition and consideration of Advisor's potential contributions to the Company's technology and product development efforts, PhageTx wishes Advisor to participate in the Company's future success by granting to Advisor an option to purchase shares of stock in the Company in accord with the legal terms and conditions of the PhagTx Stock Option Plan. The actual grant of options will be determined by the PhageTx Board of Direcotrs, which functions as the Administrator of the Stock Option Plan, and will be provided under a separate Stock Option Agreement.

3. Independent Contractor - It is agreed that Advisor will have complete freedom of action as to the details, methods, and means of performing the Service. It is further understood that Advisor is retained by and has contracted with PhageTx only for the purposes and to the extent set forth in this Agreement, and that Advisor's relation to PhageTx during the period of this Agreement shall be that of an independent contractor, and that Advisor shall be free to dispose of such portion of his entire time, energy and skill as he is not obligated to devote to PhageTx in such manner as he sees fit to such persons, firms, or corporations as he deems necessary, so long as same does not create a conflict of interest between PhageTx and such other persons, firms or corporations.

Advisor shall not be considered under the provisions of this Agreement or otherwise as having the status of an employee of PhageTx, nor shall Advisor be entitled hereafter to participate in any plans, arrangements or distributions by PhageTx relating to any pension, deferred compensation, bonus, stock bonus, hospitalization, insurance or other benefits extended to its employees, since Advisor is performing the Service as and independent contractor.

4. Effective Date, Term, Termination and Extension - This Agreement becomes effective on December 1, 2001, and will continue in effect until November 30, 2001 (the first twelve-month-period). It is provided, however, that either Advisor or Phage Tx may terminate this Agreement at any time during its term by giving at least one (1) month written notice to the other. At the sole option of PhageTx, this Agreement may be extended for one (1) or more consecutive twelve period(s), under similar terms as are provided herein, except that certain of the terms may be modified by mutual agreement of the parties, by PhageTx's providing to Advisor written notice of its desire to continue the Agreement for an additional term by at least two (2) months prior to the end of the twelve
(12)-month period in question.

5. Inventions - During Advisor's Service to PhageTx, PhageTx may disclose certain confidential information to Advisor and may ask Advisor to participate in activities that may result in inventions related to PhageTx's technology or business. To the extent that Advisor is not precluded from doing so by a pre-existing employment contract or another agreement, where, as a direct result of such Services to PhageTx, Advisor receives or is made aware of technical information by a PhageTx employee, consultant, advisor or contractor that causes Advisor to conceive, make or develop any inventions relating to PhageTx's bacteriophage technology or products, Advisor's signature hereon notices that Advisor agrees to: a) give notice of any such invention to PhageTx;
b) assign to PhagTx all of Advisor's rights therein, in-so-far as those rights are not subject to conditions of Advisor's current employment or another agreement; and, c) execute any documents and otherwise reasonably cooperate with PhageTx in securing patents on such inventions.

6. Security - Advisor shall, during and subsequent to providing Services to PhageTx, keep confidential and shall not use any technical or other proprietary information provided by PhageTx, including knowledge of PhageTx projects, general activities and proprietary information not publicly disclosed relating to PhageTx's technology, products and business which Advisor may acquire as a result of the Services or otherwise. Advisor shall hold all such information in strict confidence and shall not use or disclose such information in any manner, or cause same to be published without PhageTx's prior written consent. This obligation of confidence has been agreed to and is provided for between Advisor and PhageTx in a separate Confidential Disclosure Agreement executed by both parties on December 3, 2000.

Title to all property involved shall remain exclusively with PhageTx. Upon termination of the Service or this Agreement, or upon request at any time, Advisor shall account for and return to PhageTx all papers and materials containing any such confidential information.

PhageTx shall be free to utilize the results of the Services described under this Agreement without any further payment or obligation to Advisor. Thus, it is also essential that Advisor shall undertake not to disclose to PhageTx any information which is secret or confidential or belonging to Advisor or to a third party, or with respect to which Advisor is under an obligation to a third party to maintain confidentiality. Similarly, if during this Agreement Advisor discloses any inventions to PhageTx which were conceived prior to the term or are outside the scope of the Services under this Agreement, PhageTx shall have no liability to Advisor because of its use of such ideas, except that this shall not be construed as a license under any valid patent now or hereafter issued thereon.

7. Publicity - Advisor shall not originate any publicity, news releases, or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement, to any amendment hereto, or to performance hereunder without PhageTx's prior written consent.

8. Conflict of Interest - Advisor represents that he is presently under no obligation to any third party (including a prior employer, government organization, and others with whom he may now consult or may have consulted previously) which would prevent his carrying out his duties and obligations under this Agreement or which is inconsistent with the provisions contained herein. To avoid any potential conflict of interest, Advisor agrees to provide written notice to PhageTx within one (1) week of entering into any consulting, advisory or research agreement with a corporate third party in the field of bacteriophage technology or products during the period Advisor is providing Services to PhageTx. The term "Corporate" is intended to mean any organization operating in the United States of America or in a foreign country with an expressed intent to make profits and includes organizations like limited partnerships, joint ventures, corporations, and the like.

9. Freedom of Action - It is agreed that Advisor's rendering of services under this Agreement shall in no way conflict or interfere with his existing professional responsibilities. In that Advisor is an independent contractor, and not an employee of PhageTx, PhageTx shall not be responsible for Advisor's acts while Advisor is performing the Services hereunder, whether on PhageTx's premises or elsewhere, and Advisor shall not have authority to speak for, represent, or obligate PhageTx in any way without the explicit prior written authority from PhageTx.

If any part of this Agreement shall be held as unenforceable, the remainder of the Agreement shall nevertheless remain in full force and effect and the unenforceable provision shall be construed by the court in such a manner as to be held enforceable while giving maximum effect to the intended meaning.

Please indicate Advisor's acceptance of the foregoing by returning a fully executed copy of this Agreement to PhageTx.

Phage Therapeutics, Inc.:            Consultant:
19017 - 120th Avenue Ne, Suite 102       Tyler A. Kokjohn, PhD
Bothell, WA 98011                        Midwestern University
                                         Arizona College of Osteopathic Medicine
                                         19555 North 59th Avenue
                                         Glendale, AZ 85308


By: /s/ Richard C. Honour /s/          By: /s/ Tyler A. Kokjohn /s/
    -------------------------              ------------------------
Richard C. Honour, PhD                     Tyler A. Kokjohn, PhD
President & CEO                            Advisor

Date: 12.26.00                         Date: 12/20/00
      --------                              ---------